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                EXHIBIT 10.7   FORM OF AMERICAN BANK OF CONNECTICUT
       STOCK OPTION ASSUMPTION AGREEMENT FOR AMERICAN BANK OF CONNECTICUT
                        1998 INCENTIVE STOCK OPTION PLAN





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                                     FORM OF
                        AMERICAN FINANCIAL HOLDINGS, INC.
           STOCK OPTION ASSUMPTION AGREEMENT FOR THE AMERICAN BANK OF
                  CONNECTICUT 1998 INCENTIVE STOCK OPTION PLAN


OPTIONEE:             [NAME]

        THIS STOCK OPTION ASSUMPTION AGREEMENT is hereby issued as of the ___ day of January, 2002, by American Financial Holdings, Inc., a Delaware corporation ("AMFH").

        WHEREAS, the undersigned individual ("Optionee") holds one or more outstanding options to purchase shares of the common stock of American Bank of Connecticut ("ABC"), which were granted to Optionee under the American Bank of Connecticut 1998 Incentive Stock Option Plan (the "Plan"), and are evidenced by an award agreement or similar documentation (the "Award Agreement") between ABC and the Optionee, which are incorporated by reference herein.

        WHEREAS, effective as of January 18, 2002 (the "Effective Time"), ABC has merged with and into AMFH (the "Merger") pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of July 18, 2001, by and between ABC and AMFH.

        WHEREAS, the Merger Agreement provides that, as of the Effective Time, by virtue of the Merger and without any action on the part of the Optionee, each option granted by ABC to purchase shares of ABC common stock that is outstanding and unexercised, shall be converted into an option to purchase shares of AMFH common stock at an exercise price determined in accordance with Section 1.8 of the Merger Agreement.

        NOW, THEREFORE, it is hereby agreed as follows:

        1. The number of shares of ABC common stock subject to the stock option(s) held by Optionee under the Plan immediately prior to the Effective Time, and the exercise price payable per share are set forth in Exhibit A hereto.

        2. AMFH hereby assumes, as of the Effective Time, all of the duties and obligations of ABC under each of the options as set forth in the Plan, Optionee's Award Agreement, or similar documentation containing the terms and conditions of the option grant.

        3. In connection with such option assumption by AMFH, the number of shares of AMFH Common Stock purchasable under each ABC option hereby assumed, and the exercise price payable thereunder, have been adjusted in accordance with the provisions of Section 1.8 of the Merger Agreement for the conversion of the ABC options. Accordingly, the number of shares of AMFH common stock subject to each ABC option hereby assumed as of the Effective Time shall be as specified in the attached Exhibit A, and the adjusted exercise price payable per share of AMFH common stock under the assumed ABC option shall be as indicated in the attached Exhibit A.

        4. The following additional provisions shall govern each ABC option hereby assumed by AMFH:

               (a) Unless the context otherwise requires, all references in each Award Agreement and in the applicable plan document (as incorporated by reference in such Award Agreement) (i) to the "Company" shall mean AMFH, (ii) to "Common Stock" shall mean shares of AMFH Common Stock, (iii) to the "Board of Directors" shall mean the Board of Directors of AMFH, (iv) to the "Committee" shall mean the Committee of AMFH which administers the Plan and (v) to the "Bank" shall mean American Savings Bank.




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               (b) The grant date and the expiration date for each assumed ABC option and all other provisions, unless otherwise specified herein, which govern either the exercisability or the termination of the assumed ABC option shall remain the same as set forth in the Award Agreement applicable to that option and the provisions of the Plan document, and shall accordingly govern and control Optionee's rights to purchase AMFH common stock under this Stock Option Assumption Agreement.

               (c) The adjusted exercise price payable for the AMFH Common Stock subject to each assumed ABC option shall be payable in any of the forms authorized under the Plan and the Award Agreement applicable to that option.

               (d) All unexercised options subject to the Optionee's Award Agreement and assumed hereby shall be 100% vested as of the Effective Time.

               (e) In order to exercise each assumed ABC option, Optionee must deliver to AMFH a written notice of exercise which indicates the number of shares of AMFH Common Stock to be purchased, accompanied by payment of the adjusted exercise price. Such notice shall be delivered to AMFH at the following address:

                      American Savings Bank
                      Human Resources Department
                      102 West Main Street
                      New Britain, Connecticut 06050

        5. Except to the extent specifically modified by this Stock Option Assumption Agreement, all of the terms and conditions of each Award Agreement, as in effect immediately prior to the Merger, shall continue in full force and effect and shall not in any way be amended, revised or otherwise affected by this Stock Option Assumption Agreement.




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        IN WITNESS WHEREOF, AMFH has caused this Stock Option Assumption
Agreement to be executed on its behalf by its duly authorized officer as of the ___ day of January, 2002.

                                            AMERICAN FINANCIAL HOLDINGS, INC.


                                            By: ________________________________

                                            Title: _____________________________



                                 ACKNOWLEDGMENT

        The undersigned acknowledges receipt of this Stock Option Assumption Agreement and understands and acknowledges that all rights and liabilities with respect to each of his ABC options hereby assumed by AMFH are as set forth only in the Award Agreement, the Plan and this Stock Option Assumption Agreement, and that no other agreements exist with respect to his ABC options. The undersigned also acknowledges that, except to the extent specifically modified by this Stock Option Assumption Agreement, all of the terms and conditions of the Award Agreement, as in effect immediately prior to the Effective Time, shall continue in full force and effect and shall not be otherwise affected by this Stock Option Assumption Agreement. The undersigned further acknowledges that the ABC options described in Exhibit A hereto constitute all of the options or other rights to purchase ABC common stock that he owned immediately prior to the Effective Time of the Merger.

                                            OPTIONEE


                                            ____________________________________
                                            [NAME]

                                            DATE:  _____________________________





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                                    EXHIBIT A





                Optionee's Outstanding Options to Purchase Shares
                  of American Bank of Connecticut Common Stock
                                  (Pre-Merger)



DATE OF OPTION GRANT      NUMBER OF OUTSTANDING STOCK   EXERCISE PRICE PER SHARE
--------------------      ---------------------------   ------------------------
                                    OPTIONS
                                    -------






                Optionee's Outstanding Options to Purchase Shares of American Financial Holdings, Inc. Common Stock
                                  (Post-Merger)



DATE OF OPTION GRANT     NUMBER OF OUTSTANDING STOCK    EXERCISE PRICE PER SHARE
--------------------     ---------------------------    ------------------------
                                    OPTIONS
                                    -------





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